UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 3, 2017

_______________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant's telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition.

On August 3, 2017, Lee Enterprises, Incorporated reported its preliminary results for the third fiscal quarter ended June 25, 2017. A copy of the news release is furnished as Exhibit 99.1 to this Form 8-K and information from the news release is hereby incorporated by reference.  The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 7.01.	Regulation FD Disclosure.

On August 3, 2017, the Company issued a news release announcing that it will present third quarter operating results during the third quarter earnings release conference call and webcast. It includes remarks by Mary Junck, Executive Chairman, Kevin Mowbray, President and Chief Executive Officer, and Ron Mayo, Vice President and Chief Financial Officer and Treasurer, including:

•
The Company is evaluating the best use of its free cash flow beyond debt reduction, including additional print and digital acquisitions, as well as other opportunities that will increase shareholder value.

•	The Company is actively evaluating the timing and economics of refinancing all or a portion of the Company’s long-term debt.

The information in Item 7.01 of this Report is furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	99.1	News Release - Third fiscal quarter ended June 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED
/s/ Ronald A. Mayo

Date:	August 3, 2017	By:
Ronald A. Mayo
Vice President, Chief Financial Officer,
and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News Release dated August 3, 2017